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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                         Callisto Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                 333-63474           13-3894575
(State or other jurisdiction             (Commission         (IRS Employer
of incorporation or organization)        File Number)        Identification No.)

                        420 Lexington Avenue, Suite 601
                          New York, New York   10170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 672-9190

         (Former name or former address, if changed since last report)

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Item 4   Changes in Registrant's Certifying Accountant


         (a) Previous independent accountants

         (i) On August 5, 2003, Baum & Company, PA resigned as the independent accountants of Callisto Pharmaceuticals, Inc.

         (ii) The reports of Baum & Company, PA on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) In connection with its audits for the two most recent fiscal years and the subsequent interim period through the date of this report, there have been no disagreements with Baum & Company, PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Baum & Company, PA would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and the subsequent interim period through the date of this report, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The Registrant has requested that Baum & Company, PA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 6, 2003 is filed as
Exhibit 16 to this Form 8-K.

         (b) New independent accountants

         (i) The Registrant engaged BDO Seidman LLP ("BDO") as its new independent accountants as of August 5, 2003. During the two most recent fiscal years and the subsequent interim period through the date of this report, the Registrant has not consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor was oral advice provided that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

Exhibit No.       Description
-----------       -----------

16                Letter from Baum & Company, PA Re: Change in Certifying
                  Accountant


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:   August 6, 2003


                                             CALLISTO PHARMACEUTICALS, INC.



                                             By: /s/ Gary S. Jacob
                                                 -------------------------------
                                                 Gary S. Jacob, Ph.D.
                                                 Chief Executive Officer


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